                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                             4.375% NOTES DUE 2015
                                       OF

                       APACHE FINANCE CANADA CORPORATION,
                    FULLY AND UNCONDITIONALLY GUARANTEED BY

                              APACHE CORPORATION,

             PURSUANT TO THE PROSPECTUS DATED               , 2004



     This Notice of Guaranteed Delivery, or one substantially equivalent hereto, must be used by any holder of 4.375% Notes due 2015 (the "Outstanding Notes") of Apache Finance Canada Corporation, an unlimited liability company organized under the laws of the Province of Nova Scotia, Canada (the "Company"), who wishes to tender Outstanding Notes pursuant to the Exchange Offer, as such term
is defined in the Prospectus dated           , 2004 (as the same may be amended
or supplemented from time to time, the "Prospectus") and (i) whose Outstanding Notes are not immediately available, (ii) for whom time will not permit such Outstanding Notes, Letter of Transmittal or other required documents to reach the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus), or (iii) who cannot complete the procedures for book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, registered or certified mail, overnight courier or hand delivery to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Capitalized terms used but not defined herein have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.


                                  Delivery to:

                              JPMORGAN CHASE BANK,
                               as Exchange Agent

           By Mail:                 By Hand or by Overnight              By Facsimile:
 (Registered or Certified Mail             Courier:               (For Eligible Institutions
        is recommended)                 ITS Bond Events                      only)
        ITS Bond Events          2001 Bryan Street, 9th Floor           ITS Bond Events
         P.O. Box 2320                 Dallas, TX 75201                 Facsimile No.:
       Dallas, TX 75221             Attention: Frank Ivins              (214) 468-6494
    Attention: Frank Ivins                                          Attention: Frank Ivins
                                                                     To confirm facsimile:
                                                                        (214) 468-6464

                                     Telephone Inquiries:
                                        (800) 275-2048

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures' in the Prospectus. By so tendering, the undersigned hereby makes at and as of the date hereof, the representations and warranties of a tendering holder of Outstanding Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Outstanding Notes listed below:

        CERTIFICATE NUMBERS                     PRINCIPAL AMOUNT TENDERED
           (IF AVAILABLE)                  ------------------------------------
------------------------------------
------------------------------------       ------------------------------------
------------------------------------       ------------------------------------
------------------------------------       ------------------------------------
------------------------------------       ------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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

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                              HOLDER(S) SIGN HERE

     Must be signed by the registered holder(s) of Outstanding Notes exactly as name(s) appear(s) on certificate(s) for the Outstanding Notes tendered hereby or on a security position listing or by person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the signer's full title.

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                          (SIGNATURE(S) OF HOLDER(S))


Date: ------------------------------ , 2004


If Outstanding Notes will be tendered by book-entry transfer:

Name of Tendering Institution:
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The Depository Trust Company Account Number:
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Name(s):
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                                 (PLEASE PRINT)

Capacity (Full Title):
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Address:
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                               (INCLUDE ZIP CODE)

Area Code and Telephone Number(s): (       )
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Tax Identification or Social Security Number(s):
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

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Institution, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), together with the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Outstanding Notes tendered hereby and the documents and confirmations referred to in the preceding paragraph to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

SIGN HERE

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Name of Firm
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Authorized Signature
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Title
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Name
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                                 (PLEASE PRINT)

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Address
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Zip Code
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Area Code and Telephone No.
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Date: ------------------------------ , 2004


DO NOT SEND CERTIFICATE FOR OUTSTANDING NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE EXECUTED LETTER OF TRANSMITTAL OR FACSIMILE THEREOF.

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